COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2012
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
10.	COMMITMENTS AND CONTINGENT LIABILITIES

Assets Pledged

June 30, 2012
Book value of consolidated assets pledged under ship mortgages	$2,231 million

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rig and ultra deepwater drilling units through a combination of equity and long-term debt. Providers of such long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at June 30, 2012, the Company ($1.9 billion) and its equity-accounted subsidiaries ($1.3 billion) had a combined outstanding indebtedness of $3.2 billion (December 31, 2011: $3.3 billion) under various credit facilities. All of the Company's vessels and jack-up rig and the ultra deepwater drilling units of its equity-accounted subsidiaries have been pledged under mortgages in respect of this outstanding indebtedness.

Other Contractual Commitments

The Company has arranged insurance for the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. On certain of the vessels insured, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations.  A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.

Following the sale of Rig Finance II to Seadrill (see Note 3), the Company has agreed to continue providing a $20 million guarantee on the entity's term loan facility until June 2013, or such earlier date as the term loan facility is repaid in full. The guarantee is fully indemnified by Seadrill.

The Company has provided a guarantee for the senior secured loan financing relating to the container vessel chartered-in by SFL Corte Real Limited, which is a wholly-owned subsidiary accounted for using the equity method (see Note 3). At June 30, 2012, the outstanding balance on the loan, which is secured by a first priority mortgage on the vessel, was $54.8 million (December 31, 2011: $56.9 million).

The Company has provided guarantees for the secured term loan facilities relating to SFL West Polaris and SFL Deepwater which are wholly-owned subsidiaries of the Company accounted for using the equity method. The Company's (100%) share of their assets and liabilities which includes the balances of their loan facilities is presented on its balance sheet on a net basis within �Investment in associated companies'. As of June 30, 2012, the guarantees provided to the providers of these entities' loan facilities were limited to $270 million (December 31, 2011: $280 million) on a combined basis.  As of June 30, 2012, the combined outstanding balance of these entities' loan facilities of $1.3 billion (December 31, 2011: $1.4 billion) was included in the determination of the carrying value of Company's investment in associated companies.

At June 30, 2012, the Company had contractual commitments under newbuilding contracts totalling $222.9 million (December 31, 2011: $275.6 million).

There are no other contractual commitments at June 30, 2012.